EX-99(e)(1)(a)





                                   Schedule A
                             Underwriting Agreement
                        between Gartmore Mutual Funds and
                      Gartmore Distribution Services, Inc.

                            Amended, January 11, 2007
                        to be effective February 28, 2007

Name of Fund
------------
Gartmore Nationwide Fund (formerly Gartmore Total Return Fund)
Gartmore Growth Fund (formerly Nationwide Growth Fund)
Gartmore Mid Cap Growth Leaders Fund (formerly Millennium Growth Fund, Nationwide New Economy Fund and Nationwide
         Mid Cap Growth Fund)
Gartmore Bond Fund (formerly Nationwide Bond Fund)
Gartmore Tax-Free Income Fund (formerly Nationwide Tax-Free Income Fund)
Gartmore Government Bond Fund (formerly Nationwide Intermediate U.S. Government Bond Fund and Nationwide
         Government Bond Fund)
Gartmore Money Market Fund (formerly Nationwide Money Market Fund)
Gartmore Large Cap Value Fund (formerly Prestige Large Cap Value Fund and
         Nationwide Large Cap Value Fund)
Gartmore Small Cap Fund (formerly Nationwide Small Cap Fund and Prestige Small Cap Fund)
Gartmore Short Duration Bond Fund (formerly Morley Capital Accumulation Fund, Nationwide Morley Capital
         Accumulation Fund and Gartmore Morley Capital Accumulation Fund)
Gartmore Enhanced Income Fund (formerly Gartmore Morley Enhanced Income Fund and
         Morley Enhanced Income Fund)
Gartmore U.S. Growth Leaders Fund (formerly
         Nationwide Focus Fund and Gartmore Growth 20 Fund)
Gartmore Value Opportunities Fund (formerly Nationwide Value Opportunities Fund)
Gartmore S&P 500 Index Fund(formerly Nationwide S&P 500 Index Fund)
Gartmore Small Cap Index Fund (formerly Nationwide Small Cap Index Fund)
Gartmore Mid Cap Market Index Fund (formerly
         Nationwide Mid Cap Market Index Fund)
Gartmore International Index Fund (formerly Nationwide International Index Fund)
Gartmore Bond Index Fund (formerly Nationwide Bond Index Fund)
Gartmore Investor Destinations Aggressive Fund (formerly Investor Destinations Aggressive Fund and Nationwide
         Investor Destinations Aggressive Fund)
Gartmore Investor Destinations Moderately Aggressive Fund (formerly Investor Destinations Moderately Aggressive
         Fund and Nationwide Investor Destinations Moderately Aggressive Fund)
Gartmore Investor Destinations Moderate Fund (formerly Investor Destinations Moderate Fund and Nationwide
         Investor Destinations Moderate Fund)
Gartmore Investor Destinations Moderately Conservative Fund (formerly Investor Destinations Moderately
         Conservative Fund and Nationwide Investor Destinations Moderately Conservative Fund)
Gartmore Investor Destinations Conservative Fund (formerly Investor Destinations Conservative Fund and Nationwide
         Investor Destinations Conservative Fund)


                                   Schedule A
                             Underwriting Agreement
                        between Gartmore Mutual Funds and
                      Gartmore Distribution Services, Inc.

                            Amended, January 11, 2007
                        to be effective February 28, 2007

                                     Page 2

NorthPointe Small Cap Value Fund
NorthPointe Small Cap Growth Fund
Gartmore Global Technology and Communications Fund (formerly Nationwide Global Technology and Communications Fund)
Gartmore Global Health Sciences Fund (formerly Nationwide Global Life Sciences Fund)
Gartmore Emerging Markets Fund
Gartmore International Growth Fund
Gartmore Worldwide Leaders Fund (formerly Gartmore Global Leaders Fund)
Gartmore Global Financial Services Fund
Gartmore Global Utilities Fund
Gartmore Nationwide Leaders Fund (formerly Gartmore U.S. Leaders Fund)
Gartmore Micro Cap Equity Fund
Gartmore Mid Cap Growth Fund
Gartmore U.S Growth Leaders Long-Short Fund (formerly Gartmore Long-Short Equity Plus Fund)
Gartmore China Opportunities Fund
Gartmore Global Natural Resources Fund
Gartmore Optimal Allocations Fund:  Growth (formerly Gartmore Optimal Allocations Fund:  Aggressive)
Gartmore Optimal Allocations Fund:  Moderate Growth (formerly Gartmore Optimal Allocations Fund: Moderately
         Aggressive)
Gartmore Optimal Allocations Fund:  Moderate
Gartmore Optimal Allocations Fund:  Specialty
Gartmore Optimal Allocations Fund:  Defensive
Gartmore Small Cap Leaders Fund
Gartmore Hedged Core Equity Fund
Gartmore Small Cap Growth Opportunities Fund
Gartmore Small Cap Value Fund
Gartmore Small Cap Core Fund
Gartmore Market Neutral Fund
